Exhibit 10.8

REORGANIZATION AGREEMENT

This REORGANIZATION AGREEMENT (this “Agreement”), dated as of September 14, 2021, is entered into by and among (a) AIDH TopCo, LLC, a Delaware limited liability company (the “Company”); (b) Definitive Healthcare Corp., a Delaware corporation (“Pubco”) and (c) AIDH Holdings, Inc., a Delaware corporation (“Advent Blocker”); SE VII DHC AIV, L.P., a Delaware limited partnership (“Spectrum Partnership”); Spectrum VII Investment Managers’ Fund, L.P., a Delaware limited partnership (“Spectrum IMF”); Spectrum VII Co-Investment Fund, L.P., a Delaware limited partnership (“Spectrum Co-Invest”); SE VII DHC AIV Feeder Corporation (“Spectrum Blocker”); Jason Krantz; 22C AIDH TopCo Aggregator, L.L.C., a Delaware limited liability company (“22C Aggregator”); 22C AIDH TopCo CP, L.P., a Delaware limited liability company (“22C Partnership”); 22C AIDH TopCo Blocker, L.L.C., a Delaware limited liability company (“22C Blocker”), 22C Capital I-A, L.P. (“22C Capital I-A”), 22C Capital GP I, L.L.C. (“22C GP”) 22C Capital I, L.P. (“22C Capital I”), 22C AIDH AIV LLC (“22C Newco”), AIDH Management Holdings, LLC, a Delaware limited liability company (“Management Holdings”) and MHDH USA Inc., a Delaware corporation (“Monocl Blocker”) (each entity and person set forth in this clause (c), a “Pre-IPO Equityholder” and, together, the “Pre-IPO Equityholders”).

RECITALS:

WHEREAS, the Board of Directors of Pubco (the “Board”) has determined to effect an underwritten initial public offering (the “IPO”) of Pubco’s Class A Common Stock (as defined below);

WHEREAS, the parties hereto desire to enter into the Reorganization Documents (as defined below) and effect the other Reorganization Transactions (as defined below) to facilitate completion of, or otherwise in connection with, the IPO.

OPERATIVE TERMS:

NOW, THEREFORE, in consideration of the foregoing recitals and of the mutual promises hereinafter set forth, the parties hereto hereby agree as follows:

Article I
DEFINITIONS

Section 1.1 Certain Defined Terms. As used herein, the following terms shall have the following meanings:

(a) “Business Day” means a day, other than Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by applicable law to close.

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(b) “Class A Common Stock” means the Class A Common Stock, par value $0.001 per share, of Pubco, having the rights set forth in the Amended and Restated Certificate of Incorporation.

(c) “Class B Common Stock” means the Class B Common Stock, par value $0.00001 per share, of Pubco, having the rights set forth in the Amended and Restated Certificate of Incorporation.

(d) “Continuing LLC Member” means each Pre-IPO Equityholder that will directly hold LLC Units following the Reorganization Transactions other than Management Holdings.

(e) “IPO Closing” means the initial closing of the sale of the Class A Common Stock in the IPO.

(f) “IPO Closing Date” means the date of the IPO Closing.

(g) “LLC Units” has the meaning given to such term in the Second Amended and Restated LLC Agreement.

(h) “Management Holdings Members” means the members of Management Holdings.

(i) “Merger Agreement” means that certain Merger Agreement, attached hereto Exhibit A, dated as of the date hereof, by and among Pubco, Definitive Merger Sub 1, Inc., a wholly owned subsidiary of Pubco (“Definitive Merger Sub 1”), Definitive Merger Sub 2, Inc., a wholly owned subsidiary of Pubco (“Definitive Merger Sub 2”), Definitive Merger Sub 3, Inc., a wholly owned subsidiary of Pubco (“Definitive Merger Sub 3”), Definitive Merger Sub 4, Inc., a wholly owned subsidiary of Pubco (“Definitive Merger Sub 4”), Advent Blocker, the stockholders of AIDH Blocker, Spectrum Blocker, SE VII DHC AIV Feeder, LP, the sole stockholder of Spectrum Blocker, 22C Blocker, 22C Capital I-A, L.P., the sole equityholder of 22C Blocker, Monocl Blocker and MHDH AB, the sole stockholder of Moncol Blocker.

(j) “Person” means any individual, corporation, partnership, limited liability company, trust, estate, joint venture, governmental authority or other entity.

(k) “Prior LLC Agreement” means the Amended and Restated Limited Liability Company Agreement of the Company, dated as of July 16, 2019, as amended.

(l) “Reorganization Documents” means each of the documents attached as an exhibit hereto and all other agreements and documents entered into in connection with the Reorganization Transactions.

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Section 1.2 Terms Defined Elsewhere in this Agreement. Other capitalized terms used in this Agreement are defined elsewhere in this Agreement, as specified below:

Amended and Restated Certificate of Incorporation	Section 2.1(a)(i)
Code	Section 4.13(b)
Definitive Merger Sub 1	Section 1.1(i)
Definitive Merger Sub 2	Section 1.1(i)
Definitive Merger Sub 3	Section 1.1(i)
Definitive Merger Sub 4	Section 1.1(i)
Reorganization Transaction(s)	Section 2.1
Second Amended and Restated LLC Agreement	Section 2.1(b)(i)

Section 1.3 Other Definitional and Interpretative Provisions. The words “hereof,” “herein” and “hereunder” and words of like import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof. References to Articles, Sections, Exhibits and Schedules are to Articles, Sections, Exhibits and Schedules of this Agreement unless otherwise specified. All Exhibits and Schedules annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein. Any capitalized terms used in any Exhibit or Schedule but not otherwise defined therein, shall have the meaning as defined in this Agreement. Any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation,” whether or not they are in fact followed by those words or words of like import. “Writing,” “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form. References to any statute shall be deemed to refer to such statute as amended from time to time and to any rules or regulations promulgated thereunder. References to any agreement or contract are to that agreement or contract as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof. References to any Person include the successors and permitted assigns of that Person. References from or through any date mean, unless otherwise specified, from and including or through and including, respectively.

Article II
REORGANIZATION TRANSACTIONS

Section 2.1 Reorganization Transactions. Subject to the terms and conditions hereinafter set forth, and on the basis of and in reliance upon the representations, warranties, covenants and agreements set forth herein, the parties hereto shall take the actions described in this Section 2.1, or cause such actions to take place (each, a “Reorganization Transaction” and, collectively, the “Reorganization Transactions”):

(a) On the date hereof, the applicable parties shall take the actions set forth below (or cause such actions to take place):

(i) Pubco shall adopt and file with the Secretary of State of the State of Delaware an Amended and Restated Certificate of Incorporation of Pubco, in substantially

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the form attached hereto as Exhibit B (the “Amended and Restated Certificate of Incorporation”), with such changes or modifications as approved by the Board.

(ii) Pubco shall adopt Amended and Restated Bylaws of Pubco in substantially the form attached hereto as Exhibit C, with such changes or modifications as approved by the Board.

(b) On the date hereof, the applicable parties shall take the actions set forth below (or cause such actions to take place), which shall, in each case, be effective in the following order (except as set forth below):

(i) Company LLC Agreement. The Company, Pubco and the requisite Pre-IPO Equityholders shall amend and restate the Prior LLC Agreement in substantially the form attached hereto as Exhibit D (the “Second Amended and Restated LLC Agreement”), with such changes or modifications as approved by the Board, pursuant to which Pubco will be admitted as the managing member of the Company and all of the equity interests of the Company immediately prior to the execution of the Second Amended and Restated LLC Agreement will be exchanged for LLC Units.

(ii) Management Holdings LLC Agreement. Management Holdings shall amend and restate the Amended & Restated Limited Liability Company Agreement, dated as of July 16, 2019, of Management Holdings LLC, in substantially the form attached hereto as Exhibit E, pursuant to which Pubco will be admitted as the managing member of the Management Holdings and all of the equity interests of Management Holdings immediately prior to such amendment and restatement will be exchanged for new LLC Units of Management Holdings.

(iii) Spectrum Distribution Agreement. Spectrum Partnership and Spectrum Blocker shall enter into a Distribution Agreement in substantially the form attached hereto as Exhibit F, pursuant to which Spectrum Partnership shall distribute LLC Units to Spectrum Blocker in partial redemption of Spectrum Blocker’s interest in Spectrum Partnership.

(iv) 22C Distribution and Contribution Agreement. 22C Aggregator, 22C Capital I, 22C Partnership and 22C Blocker shall enter into a Distribution and Contribution Agreement in substantially the form attached hereto as Exhibit G, pursuant to which (i) 22C Aggregator shall distribute LLC Units to 22C Capital I and 22C Partnership in complete liquidation of 22C Aggregator, (ii) 22C Partnership shall distribute the LLC Units it receives from 22C Aggregator to 22C Blocker and 22C GP in complete liquidation of 22C Partnership and (iii) 22C GP shall contribute the LLC Units it receives from 22C Partnership to 22C Newco.

(v) Management Holdings Distribution Agreement. Management Holdings and Monocl Blocker shall enter into a Distribution Agreement in substantially the form attached hereto as Exhibit H, pursuant to which Management Holdings shall distribute LLC Units to Monocl Blocker in complete redemption of Monocl Blocker’s interest in Management Holdings.

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(vi) Spectrum Mergers. Pursuant to the Merger Agreement, Definitive Merger Sub 1 shall merge with and into Spectrum Blocker, with Spectrum Blocker surviving as a wholly owned subsidiary of Pubco, and Spectrum Blocker shall merge with and into Pubco, with Pubco surviving.

(vii) Advent Mergers. Pursuant to the Merger Agreement, Definitive Merger Sub 2 shall merge with and into Advent Blocker, with Advent Blocker surviving as a wholly owned subsidiary of Pubco, and Advent Blocker shall merge with and into Pubco, with Pubco surviving.

(viii) 22C Mergers. Pursuant to the Merger Agreement, Definitive Merger Sub 3 shall merge with and into 22C Blocker, with 22C Blocker surviving as a wholly owned subsidiary of Pubco, and 22C Blocker shall merge with and into Pubco, with Pubco surviving.

(ix) Monocl Mergers. Pursuant to the Merger Agreement, Definitive Merger Sub 4 shall merge with and into Monocl Blocker, with Monocl Blocker surviving as a wholly owned subsidiary of Pubco, and Monocl Blocker shall merge with and into Pubco, with Pubco surviving.

(x) Class B Share Issuances. Pubco shall issue to (A) the Continuing LLC Member a number of shares of Class B Common Stock equal to the total number of LLC Units that such Continuing LLC Member owns after the exchange of the Company’s existing equity interests into LLC Units as set forth in the Second Amended and Restated LLC Agreement and (B) the members of Management Holdings, a number of shares of Class B Common Stock equal to the total number of LLC Units that Management Holdings will hold on behalf of such Management Holdings Member after the exchange of the Company’s existing equity interests into LLC Units as set forth in the Second Amended and Restated LLC Agreement.

(c) Additional documentation to be entered into in connection with the Reorganization Transactions:

(i) Tax Receivable Agreement. Pubco, the Company, the Continuing LLC Members, the Management Holdings Members and certain investment entities affiliated with 22C Capital LLC and Advent International Corporation shall enter into a Tax Receivable Agreement in substantially the form attached hereto as Exhibit I.

(ii) Subscription Agreement. The Company and Pubco shall enter into a Subscription Agreement in substantially the form attached hereto as Exhibit J, pursuant to which Pubco will contribute the a portion of the proceeds received in the IPO to the Company in exchange for LLC Units.

(iii) Other Agreements. (A) Advent International GPE IX Limited Partnership (“Advent”) and Pubco shall enter into a Nominating Agreement in substantially the form attached hereto as Exhibit K, (B) Spectrum Partnership and Pubco shall enter into a Nominating Agreement in substantially the form attached hereto as Exhibit L and (C) Jason Krantz and Pubco shall enter into a Nominating Agreement in

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substantially the form attached hereto as Exhibit M. Pubco and certain stockholders of Pubco shall enter into a Registration Rights Agreement in substantially the form attached hereto as Exhibit N.

Section 2.2 Consent to Reorganization Transactions.

(a) Each of the parties hereto hereby acknowledges, agrees and consents to all of the Reorganization Transactions. Each of the parties hereto shall take all action necessary or appropriate in order to effect, or cause to be effected, to the extent within its control, each of the Reorganization Transactions; provided, that nothing herein requires Pubco or the Company to consummate the IPO.

(b) Each Pre-IPO Equityholder shall deliver to the Company or Pubco, as the case may be, promptly upon request (and in any event prior to the IPO Closing Date), duly executed versions of each of the Reorganization Documents to which it is a party, together with any other documents and instruments reasonably requested by either the Company or Pubco to be executed and delivered in connection with the Reorganization Transactions.

Section 2.3 No Liabilities in Event of Termination; Certain Covenants.

(a) In the event that (i) the IPO is abandoned by Pubco or (ii) the IPO Closing Date does not occur by the date that is six (6) months after the date of this Agreement, then (A) this Agreement and the other Reorganization Documents shall automatically terminate and be of no further force or effect except for this Section 2.3 and Article IV and (B) there shall be no liability on the part of any of the parties hereto, except termination will not relieve any party hereto from liability for any breach of this Agreement or a Reorganization Document prior to the date of such termination in which case any and all remedies available to the other parties either in law or equity shall be preserved and survive the termination of this Agreement.

(b) In the event that this Agreement is terminated for any reason after the consummation of any Reorganization Transaction, the parties agree, as applicable, to cooperate and work in good faith to execute and deliver such agreements and consents and amend such documents and to effect such transactions or actions as may be necessary to re-establish the rights, preferences and privileges that the parties hereto had prior to the consummation of the Reorganization Transactions, or any part thereof, including voting any and all securities owned by such party in favor of any amendment to any organizational document and in favor of any transaction or action necessary to re-establish such rights, powers and privileges and causing to be filed all necessary documents with any governmental authority necessary to reestablish such rights, preferences and privileges, in each case as reasonably directed by the Company.

(c) For the avoidance of doubt, each party acknowledges and agrees that until the consummation of the Reorganization Transactions: (i) the Pre-IPO Equityholders shall continue to own, directly or indirectly, the units of the Company that it owns prior to the consummation of the Reorganization Transactions subject to all of the existing agreements, restrictions and obligations to which the Pre-IPO Equityholders are a party or otherwise bound, and (ii) the rights of the parties hereto under the Prior LLC Agreement and any other agreements governing capital

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stock or equity interests of the Company shall not be affected, and all such agreements shall remain in full force and effect and unmodified.

(d) Each Pre-IPO Equityholder acknowledges and agrees that none of Pubco, the Company or any other party hereto shall be required to disclose the following information to such Pre-IPO Equityholder, and may redact this information from any copy of a Reorganization Document provided to such Pre-IPO Equityholder: the number of LLC Units and shares of Class B Common Stock acquired by another Pre-IPO Equityholder in the Reorganization Transactions, except for any such information that is made publicly available by Pubco or the Company, or is required to be made publicly available under applicable law, in connection with the IPO.

Article III
REPRESENTATIONS AND WARRANTIES

Each party hereto hereby represents and warrants to all of the other parties hereto as follows:

Section 3.1 The execution, delivery and performance by such party of this Agreement and of the applicable Reorganization Documents, to the extent a party thereto, has been duly authorized by all necessary action. If such party is not an individual, such party is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization or incorporation.

Section 3.2 Such party has the requisite power, authority and legal right to execute and deliver this Agreement and each of the applicable Reorganization Documents, to the extent a party thereto, and to consummate the transactions contemplated hereby and thereby, as the case may be.

Section 3.3 This Agreement and each of the Reorganization Documents to which it is a party has been (or when executed will be) duly executed and delivered by such party and constitutes the legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms, subject to (a) the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, (b) general equitable principles (whether considered in a proceeding in equity or at law) and (c) an implied covenant of good faith and fair dealing.

Section 3.4 Neither the execution, delivery and performance by such party of this Agreement and the applicable Reorganization Documents, to the extent a party thereto, nor the consummation by such party of the transactions contemplated hereby or thereby, nor compliance by such party with the terms and provisions hereof or thereof, will, directly or indirectly (with or without notice or lapse of time or both), (i) if such party is not an individual, contravene or conflict with, or result in a breach or termination of, or constitute a default under (or with notice or lapse of time or both, result in the breach or termination of or constitute a default under) the organizational documents of such party, (ii) constitute a violation by such party of any existing requirement of law applicable to such party or any of its properties, rights or assets or (iii) require the consent or approval of any Person, except, in the case of clauses (ii) and (iii), as would not reasonably be expected to result in, individually or in the aggregate, a material adverse effect on the ability of such party to consummate the transactions contemplated by this Agreement.

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Article IV
MISCELLANEOUS

Section 4.1 Amendments and Waivers. This Agreement (including its Exhibits) may be modified, amended or waived only with the written approval of Pubco (as approved by the Board), Advent Blocker and Spectrum Partnership. All parties to this Agreement shall be bound by any modification, amendment or waiver effected in accordance with this Section 4.1, whether or not such party has consented thereto; provided, however, that an amendment or modification that would affect any other party in a manner materially and disproportionately adverse to such party shall be effective against such party so materially and adversely affected only with the prior written consent of such party, such consent not to be unreasonably withheld, conditioned or delayed. The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

Notwithstanding anything to the contrary in this Section 4.1, nothing in this Section 4.1 shall be deemed to contradict the provisions of Section 2.3.

Section 4.2 Assignment. Neither this Agreement nor any of the rights or obligations hereunder shall be assigned by any party hereto without the prior written consent of Pubco. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and permitted assigns.

Section 4.3 Notices. All notices, requests and other communications to any party hereunder shall be in writing (including facsimile transmission and electronic mail (“e-mail”) transmission, so long as a receipt of such e-mail is requested and not received by automated response). All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5:00 p.m. local time on a Business Day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed to have been received on the next succeeding Business Day in the place of receipt. All such notices, requests and other communications to any party hereunder shall be given to such party as follows:

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If to Pubco or the Company:

c/o AIDH TopCo, LLC
550 Cochituate Rd
Framingham, MA 01701
Attention: Chief Legal Officer
Email: dsamuels@definitivehc.com

With copies (which shall not constitute actual notice) to:

Weil, Gotshal & Manges, LLP
100 Federal Street
Boston, MA 02110
Attention: Marilyn French Shaw; Alexander D. Lynch
Email: marilynfrench.shaw@weil.com; alex.lynch@weil.com;

If to a Pre-IPO Equityholder, to the notice address for such Person provided under the terms of the Prior LLC Agreement or such address provided in writing to the Company.

Section 4.4 Further Assurances. Each party to this Agreement, at any time and from time to time upon the reasonable request of either Pubco or the Company, shall promptly execute and deliver, or cause to be executed and delivered, all such further instruments and take all such further actions as may be reasonably necessary or appropriate to confirm or carry out the purposes and intent of this Agreement.

Section 4.5 Entire Agreement. Except as otherwise expressly set forth herein, this Agreement, together with the Reorganization Documents, embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, that may have related to the subject matter hereof in any way.

Section 4.6 Governing Law. This Agreement shall be governed by, construed and enforced in accordance with the law of the State of Delaware, without regard to the conflicts of law rules of such state.

Section 4.7 Jurisdiction. The parties hereto agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby (whether brought by any party or any of its Affiliates or against any party or any of its Affiliates) shall be brought in the Delaware Chancery Court or, if such court shall not have jurisdiction, any federal court located in the State of Delaware or other Delaware state court, and each of the parties hereby irrevocably consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without

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limiting the foregoing, each party agrees that service of process on such party as provided in Section 4.3 shall be deemed effective service of process on such party

Section 4.8 WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 4.9 Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any person or entity or any circumstance, is found to be invalid or unenforceable in any jurisdiction, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other persons, entities or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

Section 4.10 Enforcement. Each party hereto acknowledges that money damages would not be an adequate remedy in the event that any of the covenants or agreements in this Agreement are not performed in accordance with its terms, and it is therefore agreed that in addition to and without limiting any other remedy or right it may have, the non-breaching party will have the right to an injunction, temporary restraining order or other equitable relief in any court of competent jurisdiction enjoining any such breach and enforcing specifically the terms and provisions hereof.

Section 4.11 Counterparts; Facsimile Signatures. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. This Agreement may be executed by facsimile, e-mail or .pdf format signature(s).

Section 4.12 Expenses. The Company shall pay all transaction costs associated with the Reorganization Transactions to the extent such costs are incurred for the benefit of all Pre-IPO Equityholders (including those incurred by the Company), as reasonably determined by the Company. Expenses incurred by any Pre-IPO Equityholders on its own behalf (including the fees and disbursements of counsel, advisors and other Persons retained by such Pre-IPO Equityholder) will not be considered costs incurred for the benefit of all Pre-IPO Equityholders and, unless otherwise agreed by the Company, will be the responsibility of such Pre-IPO Equityholder.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

AIDH TOPCO, LLC

By:	/s/ Jason Krantz
Name:	Jason Krantz
Title:	President and Chief Executive Officer

DEFINITIVE HEALTHCARE CORP.

By:	/s/ Jason Krantz
Name:	Jason Krantz
Title:	President and Chief Executive Officer

Pre-IPO Equityholders:

AIDH HOLDINGS, INC.

By:	/s/ James Westra
Name:	James Westra
Title:	President

AIDH MANAGEMENT HOLDINGS, LLC

By:	/s/ Jason Krantz
Name:	Jason Krantz
Title:	President and Chief Executive Officer

/s/ Jason Krantz
Jason Krantz

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MHDH USA INC.

By:	/s/ Björn Carlsson
Name:	Björn Carlsson
Title:	Authorized Signatory

SE VIAA DHC AIV, L.P.

By:	Spectrum Equity Associates VII, L.P., its General Partner

By:	SEA VII Management, LLC, its General Partner

By:	/s/ Christopher Mitchell
Name:	Christopher Mitchell
Title:	Managing Director

SPECTRUM VII INVESTMENT MANAGERS’ FUND, L.P.

By:	SEA VII Management, LLC, its General Partner

By:	/s/ Christopher Mitchell
Name:	Christopher Mitchell
Title:	Managing Director

SPECTRUM VII CO-INVESTMENT FUND, L.P.

By:	SEA VII Management, LLC, its General Partner

By:	/s/ Christopher Mitchell
Name:	Christopher Mitchell
Title:	Managing Director

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SE VIAA DHC AIV, L.P.

By:	SE VII DHC AIV Feeder, L.P., its Sole Shareholder

By:	Spectrum Equity Associates VII, L.P., its General Partner

By:	SEA VII Management, LLC, its General Partner

By:	/s/ Christopher Mitchell
Name:	Christopher Mitchell
Title:	Managing Director

22C AIDH TOPCO AGGREGATOR, L.L.C.

By:	22C Capital LLC, its Managing Member

By:	/s/ David Randall Winn
Name:	David Randall Winn
Title:	Member

By:	/s/ Eric J. Edell
Name:	Eric J. Edell
Title:	Member

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22C AIDH TOPCO CP, L.P.

By:	22C Capital GP I, L.L.C., its General Partner

By:	22C Capital GP I MM LLC, its Managing Member

By:	/s/ David Randall Winn
Name:	David Randall Winn
Title:	Member

By:	/s/ Eric J. Edell
Name:	Eric J. Edell
Title:	Member

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22C AIDH TOPCO BLOCKER, L.L.C.

By:	22C Capital I-A, L.P., its Sole Member

By:	22C Capital GP I, L.L.C., its General Partner

By:	22C Capital GP I MM LLC, its Managing Member

By:	/s/ David Randall Winn
Name:	David Randall Winn
Title:	Member

By:	/s/ Eric J. Edell
Name:	Eric J. Edell
Title:	Member

22C CAPITAL I-A, L.P.

By:	22C Capital GP I, L.L.C., its General Partner

By:	22C Capital GP I MM LLC, its Managing Member

By:	/s/ David Randall Winn
Name:	David Randall Winn
Title:	Member

By:	/s/ Eric J. Edell
Name:	Eric J. Edell
Title:	Member

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22C CAPITAL GP I, L.L.C.

By:	22C Capital GP I MM LLC, its Managing Member

By:	/s/ David Randall Winn
Name:	David Randall Winn
Title:	Member

By:	/s/ Eric J. Edell
Name:	Eric J. Edell
Title:	Member

22C CAPITAL I, L.P.

By:	22C Capital GP I, L.L.C., its General Partner

By:	22C Capital GP I MM LLC, its Managing Member

By:	/s/ David Randall Winn
Name:	David Randall Winn
Title:	Member

By:	/s/ Eric J. Edell
Name:	Eric J. Edell
Title:	Member

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22C AIDH AIV LLC

By:	22C Capital GP I, L.L.C., its General Partner

By:	22C Capital GP I MM LLC, its Managing Member

By:	/s/ David Randall Winn
Name:	David Randall Winn
Title:	Member

By:	/s/ Eric J. Edell
Name:	Eric J. Edell
Title:	Member

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EXHIBIT A

MERGER AGREEMENT

[see attached]

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EXHIBIT B

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

[see attached]

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EXHIBIT C

AMENDED AND RESTATED BYLAWS

[see attached]

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EXHIBIT D

Second Amended and Restated LLC Agreement

[see attached]

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EXHIBIT E

MANAGEMENT HOLDINGS LLC Agreement

[see attached]

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EXHIBIT F

SPECTRUM DISTRBITUTION Agreement

[see attached]

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EXHIBIT G

22C DISTRBITUTION AND CONTRIBUTION Agreement

[see attached]

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EXHIBIT H

management HOLDINGS DISTRBITUTION Agreement

[see attached]

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EXHIBIT I

TAX RECEIVABLE Agreement

[see attached]

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EXHIBIT J

SUBSCRIPTION Agreement

[see attached]

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EXHIBIT K

ADVENT NOMINATING Agreement

[see attached]

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EXHIBIT L

SPECTRUM NOMINATING Agreement

[see attached]

WEIL:\98112265\7\40590.0003

EXHIBIT M

KRANTZ NOMINATING Agreement

[see attached]

WEIL:\98112265\7\40590.0003

EXHIBIT N

REGISTRATION RIGHTS Agreement

[see attached]

WEIL:\98112265\7\40590.0003